INDUSTRIAL REAL ESTATE LEASE
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                                  CONDOR PLACE
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ARTICLE ONE: BASIC TERMS
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This Article One contains the Basic Terms of this Lease between the Landlord and
Tenant named below: Other Articles, Sections, Paragraphs and Exhibits of the Lease referred to in this Airticle One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

Section 1.01. Date of Lease:        April 1, 1999
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Section 1.02. Landlord: R. A. LaPointe, Trustee
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                    Address of Landlord: C/O Penn-Florida Capital Corp., 1515
                    North Federal Highway, Suite 306, Boca Raton, Florida 33432

Section 1.03. Tenant: New Age Cities.  Corn, Inc. (a Florida corporation)
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              Tenant Mailing Address: 6016 Amberwoods Drive, Boca Raton,
              Florida, 33433.

Section 1.04. Property: I 1 81 South Rogers Circle - Unit #5, Boca Raton,
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              Florida 33487-2710.

              Approximately 2,326 r.s.f.. of floor area within a 78,420 sq.R. office/warehouse type complex.

Section 1.05  Lease Term: Three (3) years (36) months, commencing on April 15,
              -----------
              1999 and ending on April 30, 2002.

Section 1.06. Permitted Uses: (See Article 5) Storage and distribution of
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              provided materials and its related services.

Section 1.07. Landlord's Broker: (See Article 14) Penn-Florida Realty Corp.
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Section 1.08. Tenant's Broker: (See Article 14) Re/Max Select Boca
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Section 1.09. Commission Payable to Landlord's Broker: (See Article 14)
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Section 1.1O  Initial Securiiy Dgposit: (See Sections 3.03 & 13.02(c) and
              Exhibits "C" & Exhibit "D" (1) Three Thousand Eight Hundred Forty-One Dollars and Seventy-Eight Cents ($3,841.78)

Section 1.11. Vehicle Parkiny Spaces Allocated to Tenant: Three (3) spaces.
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Section 1.12. Base Rent and Additional Rent:
              ------------------------------

              (a) Base Rent: Shall be as follows: (i) One Thousand Two Hundred Fifty-Nine Dollars and Ninety-Two Cents ($1,259.92) per month (i.e. $6.50/SF/YR $1,259.92 (plus any applicable sales tax) during months 1 through 12, One Thousand Three Hundred Fifty-Six Dollars and Ninety-Two Cents ($1,356.83) per month (i.e., $7.00/SF/YR) (plus any applicable sales tax) during months 13 through 24, and One Thousand Four Hundred Fifty-Three Dollars and SeventyFive Cents ($1,453.75) per month (i.e., $7.50/SF/YR) (plus any applicable sales tax) during months 25 through 36, as provided in Section 3.01; and (ii) under this Lease Term shall not be increased in accordance with the increase in the Consumer Price Index, as provided in Section 3.02.

              (b) Additional Rent: Shall be as follows: Four Hundred Sixty-Seven Dollars and Fourteen Cents ($467.14) per month (i.e., $2.41/SF/YR) (plus any applicable sales tax) as the initial estimated advance charge payable by Tenant pursuant to the applicable provisions of Section 4.01 (Additional Rent); Section
4.05 (Multiple Tenant Building - Common Area Charges); Section 4.08 (Impounds for Insurance Premiums and Property Taxes); and Section 6.04(b) (Maintenance by Landlord).


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ARTICLE TWO: LEASE TERM.
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Section 2.01. Lease of Property For Lease Term: Landlord leases the Property to
Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Ten-n, unless advanced or delayed under any provision of this Lease.

Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first day specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If landlord does not deliver possession of the Property to Tenant within sixty (60) days after the first date specified in Section 1.05 above, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (IO) days after the sixty (60) day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute and amendment to this Lease setting forth the Commencement Date and expiration date of the Lease.

Section 2.03. Early Occupancy: If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

Section 2.04. Holding Qver: Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damage incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, TenanVs occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to month-to-month tenancy, except that the Base Rent then in effect shall be increased in accordance with the maximum allowed by State Law.


ARTICLE THREE: BASE RENT
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Section 3.01. Time and Manner of Pament: Unless this Lease provides otherwise,
Tenant agrees to pay Landlord as Base Rent, without notice or demand, the monthly amount as stated in Paragraph 1. 12(a) (i) in advance, on or before the first day of each and every successive calendar month during the Lease term hereof. Rent for any period which is for less than one (1) month shall be a prorated portion on the monthly installment herein based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and payable at Landlord's address or at such other place as Landlord may from time to time designate in writing.


Section 3.02. The Base Rent shall be increased at the times and in the amounts specified in Paragraph 1.12(a)(ii) and Exhibit "F" (if made a part of this Lease) in proportion to the increase in the Index which has occurred between the first month of the Lease Term and the month in which the rent is to be increased. For purposes of this Lease, the terms "Consumer Price Index" or "Index" "CPI" shall refer to the "Consumer Price Index for all Urban Consumers" -U.S. City Average-All Items (1982-84=100) as published by the United States Department of Labor, Bureau of Labor Statistics. Landlord shall notify Tenant of each increase by delivering a written statement setting forth the Indices for the appropriate months, the percentage increase between those two Indices, and the new amount of the Base Rent. The Base Rent shall not be from the last


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previous adjusted Base Rent by reason of any decrease in the Index. Tenant shall pay the new Base Rent from its effective date until the next periodic increase. Landlord's notice may be given after the effective date of the increase since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase withinten(IO)daysafterLandlord'snotice. IfthefonnatorcomponentsfortheIndexarematerially changed after the Date of Lease, Landlord shall substitute and index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Date of Lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase in the Base Rent unless Tenant objects in writing within ten (10) days after receipt of Landlord's notice. If Tenant objects, the substitute Index shall be determined in accordance with the rules and regulations of the American Arbitration Association. The cost of such arbitration shall'be bome equally by Landlord and Tenant.

Section 3.03. Security Deposit and Last Months Rent Increase: Unless the Lease provides otherwise, each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit and Last Months Rent to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit and Last Months Rent bore to the initial Base Rent.

Section 3.04. Termination: Advance Payments: Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Conden-mation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property taxes, and Landlord shall refund the unused portion of the Security Deposit to Tenant or Tenant's successor.

ARTICLE FOUR: ADDITIONAL RENT; OTHER CHARGES PAYABLE BY TENANT.
              -------------------------------------------------

Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent". The term "Rent" shall mean Base Rent and Additional Rent.

Additional Rent shall be based on that percent of the total operating cost as the Tenant's total floor area bears to the gross leasable floor area of that portion of the complex owned by Landlord.

Unless this Lease provides otherwise, all Additional Rent shall be due on or before the first day of each month in advance. Tenant shall continue to make said monthly payments, according to Section 1. 12(b), until notified by Landlord of a change thereof. At the beginning of each calendar year, Landlord shall submit to Tenant a new statement of the anticipated monthly Additional Rent for the then current year, which statement shall be based upon the actual expenses incurred for the previous twelve (I 2) month period, and in any year in which resurfacing, re-roofing, repainting or other major repair or replacement is contemplated, Landlord shall be permitted to include the anticipated cost of same as part of the estimated monthly Additional Rent. Unless this Lease provides otherwise, if Landlord deten-nines at any time that the anticipated monthly Additional Rent payments being made by Tenant for the then current year are, or will become, inadequate to pay for the Additional Rent due for such year, for any reason, Landlord shall have the right to determine the approximate amount of such inadequacy and to issue a supplemental estimate of Tenant's anticipated monthly Additional Rent, and Tenant shall pay said increase in the anticipated monthly Additional Rent as shown by such supplemental estimate. Failure of Landlord to submit statements as called for herein shall not be deemed to be a waiver of Tenant's requirement to pay sums as herein provided.

Section 4.02. Real Property Taxes:
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              (a) Payment of Taxes. Tenant shall pay all real property taxes on the Property during the Lease Term. Subject to Paragraph 4.02(c) and Section
4.08 below, such payment shall be considered a portion of Additional Rent and paid according to the conditions set forth in Paragraph 4.01 above. Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.


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              (b) Definition of "Real Prol2erty Taxes". "Real Property Tax"
means: (i) Any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or land upon which the Property is located, (ii) Any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property, (iii) Any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any govemmen tal agency;
(iv) Any tax imposed upon this transaction or based upon a reassessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property; and (v) Any charge or fee replacing any tax previously included within the definition of real property tax. "Real Property Tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

              (c) Joint Assessment. If the Property is not separately assessed, Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) shall be determined from the assessors worksheets or other reasonably available information. Landlord shall make a reasonable determination of Tenant's proportionate share of such real property tax and Tenant shall pay such share to Landlord within ten (10) days after receipt of Landlord's written statement.

              (d) Personal Property Taxes.
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                  (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant.
Tenant shall try to have personal property taxed separately from the Property.

                  (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within ten (10) days after Tenant receives a written statement from Landlord for such personal property taxes.

              (e) Tenant's Ri2ht to Conteg Taxes. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as deten-nined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding.

Section 4.03. Utilities: Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable deten-nination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within ten (1O) days after receipt of Landlord's written statement.

Section 4.04. Insurance and Indemnity:
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              (a) Insuring Party, As used in this Section 4.04, the term
"insuring party" shall mean the party who has the obligation to obtain the Property insurance required hereunder. The insuring party under this Lease shall be the Landlord. As the insuring party, Landlord shall also maintain the liability insurance described in Section 4.04(b), but Landlord shall not be required to name Tenant as an addtional insured on such policy. Whether the insuring party is the Landlord or the Tenant,

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Tenant shall, as additional rent for the Property, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Landlord's liability insurance coverage in excess of $ 1,000,000 per occurrence. Since the Landlord is the insuring party Tenant shall, within ten (IO) days following demand by Landlord, reimburse Landlord for the cost of the insurance so obtained.

              (b) Liabiliiy Insurance, Tenant shall, at Tenant's sole cost and expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Property and all areas appurtenant thereto. Such insurance shall be combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Tenant of the indemnity provision of this Section 4.04. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Executed copies of such policies'of insurance or certificates thereof shall be delivered to the Landlord within thirty (30) days after commencement of this Lease.

              (c) Property Insurance.
                  -------------------

                  (i) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Property, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Property, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Property), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for a payment of loss thereunder to Landlord or to the holder of mortgages or deeds of trust on the Property. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Landlord, which insurance shall also cover all real estate taxes and insurance costs for said period. If the insuring party shall fail to procure and maintain said insurance the party may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and upon each occurrence Tenant shall be liable for the deductible amount only to the extent of Tenant's proportional share of the overall damage as it effects Tenant's leased Premises.

                  (ii) If the Property is a part of a larger building, or if the Property is a part of a group of buildings owned by Landlord which are adjacent to the Property, then Tenant shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Property.

                  (iii) The Landlord shall not insure Tenant's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Property under Section 6.05, hereof.

              (d) Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of not less than "A", or such other rating as may be required by a lender having a lien on the Property, as set forth in the most current issue of "Best's Insurance Guide." The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this Section 4.04. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Section 4.04(c). If Tenant does or permits to be done anything which shall increase the cost of the insurance policies referred to in Section 4.04(c), then Tenant shall forthwith upon Landlord's demand reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. If Landlord is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Property, Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

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                                       5
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              (e) Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under Section 4.04(c), which perils occur in, on or about the Property, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

              (f) Indemniiy. Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Property, or from the conduct of Tenant's business or from any activity, work or things done, pen-nitted or suffered by Tenant in or about the Property or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the perfon-nance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's agents, contractors, or employees, and from and against all cost, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damages to property or injury to persons, in, upon or about the Property arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

Section 4.05. Multiple Tenant Building - Common Area Charges: If the Property is part of a larger building or group of buildings, Tenant shall pay monthly, in advance, its pro rata share of all common area maintenance and repair costs, as reasonably determined by Landlord. "Common Area Operating Cost" shall mean the total cost and expense incurred in operating and maintaining the Common Area of the complex, actually used or available for use by Tenant. Specifically all areas, space, equipment and special services provided or caused to be provided by Landlord for the common use and joint benefit of the tenants, including without limitation, parking areas, access roads, walls, driveways, retaining walls, gardening and landscaped areas, reserves for maintenance and repairs and replacements of Common Area improvements (i.e., roof and roof membrane and stnictural portions of the Building, etc.), property management fees, truck service ways or tunnels, loading docks, ramps and sidewalks, line painting, sanitary control, removal of trash and rubbish from the complex, sign pylons, fountains and the cost of personnel to implement such services.

Section 4.06. Late Charges: Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (IO%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs of Landlord will incur by reason of such late payment.

Section 4.07. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord (i.e., security deposits and last months rent) which is not paid when due shall bear a minimum interest rate of one (I %) percent per month of any payment for each and every thirty (30) day period after the date that said payment was originally due, and if greater, may bear interest at the maximum legal interest rate permitted by law from the due date of such amount. However, said interest shall not be payable on late charges, as per Section 4.06 above, incurred by Tenant nor on any amounts upon which late charges are paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease.

Section 4.08. Impounds for Insurance Premiums and Real Property Taxes: If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and/or insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Such payments shall be held by Landlord in a non-interest bearing impound

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                                       6
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account. The amount of real property taxes and insurance premiums when unknown shall be reasonably estimated by Landlord. Funds in the impound account shall be applied by Landlord to the payment of real property taxes and insurance premiums when due. Any deficiency of funds in the impound account shall be paid by Tenant to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF THE PROPERTY
              -------------------

Section 5.01. Permitted Uses: Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

Section 5.02. Manner of Use: Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which mmoys or interferes with the rightr. of tonantr, of the development of which the Property is part, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

Section 5.03. Uses Prohibited: Tenant shall not do or permit any thing to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises which will in any way increase the existing rate on or affect any fire or other insurance upon the entire Building or any of its contents, or cause a cancellation of any insurance policy covering said entire Building or any part thereof or any of its contents.

Section 5.04. Signs and Auctions: Tenant shall not place any signs on the Property without Landlord's proper written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

Section 5.05. Landlord's Access: Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord shall at all times have and retain a key with which to unlock all of the standard entrances and exit doors in, upon and about the Tenant's leased premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Landlord may place customary "For Sale" or "For Lease" signs on or about the Property, but may not place such signs in or in front of the Tenant's leased premises until one hundred twenty (I 20) days prior to the end of the Lease term or if Tenant vacates the premises prior to expiration of tenancy.

Section 5.06. Quiet Possession: If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy quiet possession of the Property for the full Lease Term, subject to the provisions of this Lease.

Section 5.07. Hazardous Materials: During the term of the Lease, Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments and all departments hereof applicable to the presence, storgage, use, maintenance and removal of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, an underground storage tanks (collectively, "hazardous materials") in, on or about the premises, which presence, storage, use, maintenance or removal is caused or permitted by Tenant. In no event shall the aforesaid be construed to mean that Landlord has given or will give its consent or that Tenant need not obtain Landlord's consent prior to Tenant's storing, using, maintaining or removing hazardous material in, or or about the Premises.

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                                       7

Section 5.8. Conunon Areas and Parking Facilities: All automobile parking facilities, driveways, entrances and exits thereto, and other facilities in the Project furnished by Landlord, including, but not limited to, parking facilities, truckway , or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers (the "Common Areas"), shall be subject to the exclusive control and management of Landlord subject to the Rules and Regulations set forth in Section
6.07 ' hereon and Landlord shall have the right from time to time to modify and enforce the Rules; to police the same; from time to time to change the area, level and location and arrangement of the Connnon Areas, and other facilities hereinabove referred to; to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of the Common Areas to such extent as Landlord may desire or as may in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of any public areas or Common Areas; to discourage non-tenant parking; to charge a fee for visitor and/or customer parking; and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord, Landlord shall determine to be advisable. Tenant, its employees, customers and invitees shall have the non-exclusive right to use the Common Areas in common with other tenants for the purposes for which constructed subject to the Rules. Landlord will operate and maintain the Common Areas, and other areas referred to above in such manner as Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager of the Common Areas and other areas who shall have full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and other areas. Reference in this paragraph to parking facilities shall be construed as giving Tenant, its employees, invitees and customers hereunder rights and/or privileges to the use of not more than 3 parking spaces at the Property. Tenant, its employees, invitees and customers shall not use more than the number of parking spaces set forth above on a regular basis, provided however, in the event Tenant's overall parking requirement exceeds the ratio of parking available to Tenant as set forth above and such excessive requirement does not (i) exceed five (5) parking spaces at any one time, or (ii) negatively impact the parking availability for other tenants in the Property as determined by Landlord in its sole discretion, then such excessive parking shall not constitute a default by Tenant under the Lease. To the contrary, violation of any of the foregoing conditions or determination by Landlord that such excessive parking is negatively impacting the parking at the Property shall constitute a material default by Tenant under the Lease and in addition to other remedies of default available to Landlord hereunder, Landlord shall have the right to immediately limit Tenant's use of the parking areas by implementing those controls Landlord deems appropriate.

ARTICLE SIX: CONDITION 0F PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS.
             ------------------------------------------------------------

Section 6.01. Existing Conditions: Except as set forth in any exhibit requiring Landlord to perform work on the Property prior to the Commencement Date, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use.

Section 6.02. Exemption of Landlord From Liability: Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods wares, merchandise or other property of Tenant, Tenant's employees, invites, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the

                                                                   April 5, 1999
cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

Section 6.03. Maintenance By Tenant: Tenant shall at all times during the lease term hereof keep the leased premises (including maintenance of exterior entrances, all glass and show window moldings) and all partitions, doors, door j ambs, door closures, door hardware, fixtures, equipment and appurtenances thereof (including electrical, lighting, heating and plumbing, and plumbing fixtures, and any air conditioning systems, including leaks around ducts, pipes vents, or other parts of the air conditioning, heating or plumbing systems which protrude through the rooo in good order, condition and repair including replacements (including reasonable periodic interior painting as determined by Landlord).

Tenant shall also repair any damages to the structural portions of the roof And leased premises resulting from Tenant's negligent acts or omissions or anyone acting or claiming under Tenant as a result of the failure of Tenant or any one claiming under Tenant, to perfon-n or observe the covenants or conditions in this Lease contained or resulting from alterations, additions or improvements to the premises made by Tenant or anyone claiming under or acting through Tenant.

Tenant shall contract with a service company for the maintenance of heating and air conditioning equipment and/or evaporative coolers with a copy of the service contract to be furnished to the Landlord within thirty (30) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time during the Lease term. If Tenant refuses or neglects to furnish a copy of a maintenance contract for said heating and air conditioning equipment and/or evaporative coolers Landlord may contract for this maintenance and will bill Tenant for the cost, plus twenty percent (20%) overhead, as additional rent, and Tenant agrees to reimburse Landlord for the cost, as additional rent within ten
(10) days of Landlord's billing.

Section 6.04 Maintenance by Landlord: (a) If Tenant refuses or neglects to maintain or repair the leased premises as required hereunder, and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to the Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or property or to Tenant's business thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, plus twenty percent (20%) for overhead, upon presentation of a bill therefore, as additional rent. (b) Landlord shall maintain, repair and replace, at Tenant's expense, the roof and roof membrane, the exterior walls, and the structural portions of the Building within which the leased premises is located, and shall periodically paint the exterior walls of such Building from time to time as determined to be necessary by Landlord or its designee, and subject to the obligations of Tenant under the provisions of
Section 6.03 above, Landlord shall repair and replace plumbing, utility and/or sewer lines and mains which service the premises of more than one (1) tenant and which are located within or under the Building in which the leased premises are located. Tenant shall pay in full its pro rata share of all costs and expenses incurred or paid by Landlord pursuant to the provisions of this Section 6.04(b), as a part of Tenant's responsibility for Tenant's estimated monthly Additional Rent charge according to Section 1.12(b).

Section 6.05. Alterations, Additions and lmprqygmen-ts- (a) Unless this Lease provides otherwise, Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Five Thousand Dollars ($5,000.00) in cost cumulatively over the Lease Tenn and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory Landlord. Tenant shall promptly remove any alterations, of this Paragraph 6.05 (a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor licensed in the State in which the Property is located and approved by landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials. (b) Tenants shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least ten (10) days prior written notice of the commencement of any work on the Property. Landlord may elect to record and post notices of non-responsibility on the Property.

                                                                   April 5, 1999

Section 6.06. Surrender of Premises. At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in the same condition as the leased premises was in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and shall surrender all keys for the leased premises to Landlord at the place then fixed for the payment of rent and shall infonn Landlord of all combinations on locks, safes, and vaults, if any, in the leased premises. Tenant shall remove all its trade fixtures, and any alterations or improvements, before surrendering the premises as aforesaid and shall repair any damage to the leased premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

Tenant shall provide Landlord with a written statement from a reputable heating, ventilation, and air conditioning (HVAC) company that certifies that the HVAC equipment was inspected and serviced, if necessary, within the last thirty (30) days of the term and is in good working order. This certification is to be a Tenant's sole expense.

Section 6.07 Rules and Reizulations: The Tenant agrees as follows:
             -----------------------

         (a) All loading and unloading of goods shall be done only in the areas, and through the entrances designated for such purposes by Landlord.
         (b) The delivery or shipping of merchandise, supplies and fixtures to and from the leased premises shall be subject to such rules and regulations as in the judgement of the Landlord are necessary for the proper operation of the entire Property.
         (c) At Tenant's sole cost and expense, Tenant shall pay for the removal of any of Tenant's trash or rubbish from Tenant's leased premises.
         (d) No aerial or any other item requiring a roof penetration shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Tenant shall be responsible for the cost of any removal and/or repair of any roof penetrations caused by Tenant or Tenant's agents.
         (e) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of the Landlord.
         (f) The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of the Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.
         (g) The Tenant in the use of said parking areas, agrees to comply with any such reasonable rules and regulations as the Landlord may adopt from time to time for the orderly and proper -operation of said parking areas.
         (h) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be bome by Tenant, who shall, or whose employees, agents, or invitees shall, have caused it.
         (i) At Tenant's sole cost and expense, Tenant shall use for pest extermination within Tenant's leased Premises a pest extermination contractor at such intervals as Landlord may require.
         (j) Tenant shall not bum any trash or garbage of any kind in or about the leased premises.
         (k) Tenant shall, at Tenant's cost, comply with all requirements, regarding the installation and periodic maintenance of fire extinguishers or automatic dry chemical extinguishing system, of the insurance underwriters and any governmental authority having jurisdiction thereover, necessary for maintenance of reasonable fire and extended coverage insurance for the leased premises.

(l) Tenant shall also corn I with Landlord's rules and regulations respecting the management, care and safety of the common areas of such buildings and grounds, including parking areas, trash bin area, landscaped areas, walkways, hallways and other facilities provided for the common use and convenience of other occupants.

(m) Landlord reserves the right from time to time to amend or supplement the foreging rules and regulations, and to adopt and promulgate additional rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant, Tenant agrees to promptly comply with all such rules and regulations upon notices to Tenant from Landlord.

                                                                   April 5, 1999

ARTICLE SEVEN: DAMAGE OR DESTRUCTION.
               ----------------------

Section 7.01 Partial Damage to Property Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord shall not be required to make repairs or replacements of any damage to fixtures, equipment, personal property or leasehold improvements of Tenant's. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause or the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (a) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (b) ten-ninate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies, and, if the damage was due to an act or omission of Tenant, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's ten-nination notice. If the damage to the Property occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. In such event, Landlord shall not be obligated to repair or restore the Property and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty
(30) days after receipt of notice of the occurrence of the damage.

Section 7.02. Total or Substantial Destruction: If the Property is totally or substantially destroyed by any cause whatsoever, or if the Property is in a building which is substantially destroyed (even though the Property is not totally or substantially destroyed), the Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Property can be rebuilt within one hundred eighty (I
80) days after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

Section 7.03. Temporary Reduction of Rent: If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any Base Rent, insurance premiums and real property taxes payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes and to the extent only of those proceeds received by Landlord from Landlord's loss of income insurance coverage. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement for Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

Section 7.04 Waiver: Landlord and Tenant waive the provisions of any status which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

ARTICLE EIGHT: CONDEMNATION.
               -------------

If all or any portion of the Property is taken under the power of eminent domain is old under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever

                                                                   April 5, 1999
occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (IO) days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in floor area of the Property. A Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee,, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND-SUBLETTNG.
              -------------------------

Section 9.01. Landlord's Consent Required: No portion of the Property of -Qr Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section
9.02 below. Landlord shall grant or withhold its consent as provided in Section
9.04 below. Any attempted transfer without consent shall be void and shall constitute a noncurable breach of this Lease. If Tenant is a partnership any cumulative transfer of more than twentyfive percent (25%) of the partnership interests shall constitute an assigm-nent and shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation shall constitute an assignment and shall require Landlord's consent.

Section 9.02. Tenant Affiliate: Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant Affiliate"). In such case, any of Tenant's Affiliates shall assume all of Tenant's obligations under this Lease.

Section 9.03. No Release of Tenant: No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease. If Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

Section 9.04. Landlord's Election: Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposity deposit payable under any assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right (a) to withhold consent, which shall not be unreasonably withheld; (b) to grant consent; or (c) if the transfer is a sublease of the Property or an assignment of this Lease, to terminate this Lease as to the effective date of such sublease or assignment and enter into a direct lease with the proposed assignee or subtenant.

Section 9.05. No Merger: No merger shall result from Tenant's sublease of the Property under this

                                                                   April 5, 1999

Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. in any event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

ARTICLE TEN: DEFAULTS: REMEDIES.
             -------------------

Section 10.01 Covenants and Conditions- Tenant's perfon-nance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

Section 10.02 Defaults: Tenant shall be in material default under this Lease:
              ---------

              (a) If, prior to the end of the Lease term, Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04.
              (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due.
              (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.
              (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days, additions or improvements constructed in violation (iii) if a trustee or receiver is appointed to take possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competentjurisdiction deten-nines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

Section 10.03. Remedies: On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

              (a) Terminate TenanVs right to possession of the Property by any lawftil means, in which case this Lease shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after ten-nination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonabl avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any cost or expenses incurred by Landlord in maintaing or preserving the Property after such default, the cost or recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorney's fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on the unpaid amounts at the maximum legal interest rate permitted by law from the due date of such amounts. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such

                                                                   April 5, 1999
amount at the discount rate of the Federal Reserve Bank of Atlanta at the time of the award, plus 1%. If Tenant shall have abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

              (b) Maintain Tenant's right to possession, which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;
              (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

Section 10.04. Cumulative Remedies: Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS.
                ----------------------

Section 11.01. Subordination: Landlord shall have the right to sub-ordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

Section 11.02. Attornment: If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgage, or purchaser at a foreclosure sale, Tenant shall attom to the transferee of or successor to Landlord's interest in the Property and recognizes such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate the Lease or surrender possession of the Property upon the transfer of Landlord's interest.

Section 11.03. Signing of Documents: Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attomment or subordination or agreement to do so. Such subordination and attomment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgage. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attomey-in-fact of Tenant to execute and deliver any such instrument or document relative to Landlord's ownership of the property.

Section 11.04. Estoppel Certificates:
               ----------------------

(a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbracer may rely conclusively upon such statement as true and correct. Landlord within such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) unless provided otherwise, that not more that one month's Base Rent or other charges have been paid in advance; and
(iv) that Landlord is not in default under the Lease.

                                                                   April 5, 1999

In such event, Tenant shall be stopped from denying the truth of such facts.

Section 11.05. Tenant's Financial Condition: Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate s . tatement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE TWELVE: LEGAL COSTS.
                ------------

Section 12.01. Legal Proceedings: Tenant shall reimburse Landlord, upon demand, for any costs or, expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgement entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce provisions of this Lease is commenced, the court in such action shall award to the party in whose favor ajudginent is entered, a reasonable sum as attorneys' fees and cost. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material fumished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title I I of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

Section 12.02. Landlord's Consent: Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS.
                  -------------------------

Section 13.01 Non-Discrimination: Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on a basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

Section 13.02. Landlord's Liability; Certain Duties:
               -------------------------------------

         (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be perfon-ned on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

         (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or Beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period
                                                                   April 5, 1999
and thereafter diligently pursued to completion.

         (c) Unless this Lease provides otherwise, upon execution of the Lease Tenant shall deposit with Landlord a Security Deposit and Last Months Rent in the amounts set forth in Section 1. IO and 1. 1 3 above. Landlord may apply all or part of the Security Deposit and Last Months Rent to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit and Last Months Rent, Tenant shall restore the Security Deposit and Last Months Rent to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit and Last Months Rent. Landlord shall not be required to keep the Security Deposit and Last Months Rent separate from its other accounts and no trust relationship is created with respect to the Security Deposit and Last Months Rent. Said Security Deposit and Last Months Rent shall not be mortgaged assigned, transferred or encumbered by Tenant without the prior written consent of Landlord, and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord in any case.

         Landlord shall deliver any security deposits, last months rent or any other deposits made hereunder by Tenant to any party who legally acquires any of Landlord's rights or interest in the Premises, and in the event that such interest be sold or otherwise conveyed, thereupon Landlord shall be released from any further liability with respect to such deposits; and this provision shall also apply to any subsequent transferee of Landlord.

Section 13.03. Severability: A deten-nination by a court of competentjurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

Section 13.04. Intepretation: The captions of the Articles of Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the ten-n "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

Section 13.05. Incorporation of Prior Agreements: Modifications: This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.06. Notices: All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery or attempted delivery in accordance with this Section 13.06. Either party may change its notice address upon written notice to the other party.

Section 13.07. Waivers: All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check will be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statements.

Section 13.08. No Recordation: Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

Section 13.09. Binding Effect; Choice of Law: This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation

                                                                   April 5, 1999
to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the State in which the Property is located shall govern this Lease.

Section 13.10. Corporate Authority; Partnership Authority: If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease finds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

Section 13.1l. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations ot Tenant. Section 13.12. Eorce Magure' if Landlord cannot perfon-n any of its obligations due to events beyond Landlord's control, the time provided for performing such obligating shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulations or restriction and weather conditions.

Section 13.13. Execution of Lease: This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed an delivered by both parties.

Section 13.14. Radon Gas: Radon is a naturally occuring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.

ARTICLE FOURTEEN: BROKERS.
                  --------

Section 14.01. Broker's Fee. When this Lease is signed and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.07 above, if any, as provided in a written agreement between Landlord and Landlord's Broker. If there is no such written agreement, Landlord shall pay the sum stated in Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall Pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Brokees commission schedule in effect as of the execution of this Lease. If there is no such written agreement, Landlord shall pay the sum stated in Section 1.09 above. If a Tenanfs Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropiate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

Section 14.02. Protection of Broker's: If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party right to bring a legal action to enforce or declare rights under this provision. The prevailing party

                                                                   April 5, 1999
in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

Section 14.03. No Other Brokers: Tenant and Landlord represent and warrant to each other that the Brokers named in Sections 1.07 and 1.08 above are the only agents, brokers, finders or other parties with whom either party has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

ARTICLE FIFTEEN: RIDERS, EXHIBITS & ADDENDA.
                 ---------------------------

Section 15.01. Riders, Exhibits & Addenda: All of the riders, exhibits and addenda listed below are attached to this lease and made a part hereof. (i) Exhibit "A" - Site Plan; (ii) Exhibit "B" - Sign Criteria; (iii) Exhibit "C" - Security Deposit Refund & Deduction; (iv) Exhibit "D" - Miscellaneous Terms & Conditions; (v) Exhibit "E" - Rent Abatement; (vi) Exhibit "F" - Option to Renew Lease;' (vii) Exhibit "G" - Tenant Improvements.

ALL AGREEMENTS AND UNDERSTANDINGS CONTAFNED HEREIN, BY SIGNING BELOW WHERE
--------------------------------------------------------------------------
INDICATED, TENANT AND LANDLQRD ACKNOWLEDGE, UNDERSTAND AND WARRANT TO EACH
--------------------------------------------------------------------------
OTHER, THAT, OTHER THAN AS EXPRESSLY SET FORTH HEREIN IN WRITFNG, THERE ARE NO
------------------------------------------------------------------------------
AGREEMENTS, UNDERSTANDINGS, PROMISES, STATEMENTS REPRESENTATIONS OR
-------------------------------------------------------------------
REPRESENTATIVES, INCLUDfNG WITHOUT LIMITATION REAL ESTATE BROKERS OR
--------------------------------------------------------------------
SALESPERSONS, WHICH EITHER PARTY HAS HEARD AND/QR RELIED UPON IN ENTERING INTO
------------------------------------------------------------------------------
THIS LEASE AND THAT THIS LEASE CONTAINS ALL OF THE AGREEMENTS OF THE PARTIES
----------------------------------------------------------------------------
HERETO WITH RESPECT TO ANY MATTER COVERED OR MENTIONED fN THIS LEASE AND NO
---------------------------------------------------------------------------
PRIOR ORAL OR WRITTEN AGREEMENTS OR UNDERSTANDINGS PERTAINING TO ANY SUCH
-------------------------------------------------------------------------
MATTERS SHALL BE EFFECTIVE FOR ANY PURPOSE.
-------------------------------------------


Landlord and Tenant have signed this Lease at the place and on the date specified adjacent to their signatures below and have initialed all Riders, Exhibits and Addenda, which are attached to or incorporated by reference in this Lease.


WITNESSES                                        "TENANT"

/s/ Joseph Ardito, Jr.                                  New Age Cities.Com, Inc.
---------------------------
                                                 By:/s/ Kenneth Shenkman
                                                    ----------------------------

/s/ Roni Mandel                                  Title:  President
---------------------------                            -------------------------

                                                 Date: 9/ April, 1999
                                                 At: 1181 South Rogers Circle
                                                 #5 Boca Raton, FL 33487


WITNESSES:                                       "LANDLORD"
                                                 R. A. LaPointe, Trustee

/s/ [ILLEGIBLE]
---------------------------                      By:/s/ Richard A. LaPointe
                                                    ----------------------------

                                                 Date: 8/18/99
                                                      --------------------------
/s/ [ILLEGIBLE]
---------------------------


                                                  C/O Penn-Florida Capital Corp.
                                                  1515 N. Federal Highway
                                                  Suite 306
                                                  Boca Raton, Florida 33432


THE EXECUTION AND DELIVERY OF THIS LEASE INVOLVES SIGNIFICANT LEGAL CONSEQUENCES
--------------------------------------------------------------------------------
AND THE PARTIES HERETO SHOULD CONSULT THEIR RESPECTIVE ATTORNEY'S BEFORE
------------------------------------------------------------------------
ENTERING INTO SAME. NO REPRESENTATIONS OR RECOMMENDATIONS ARE MADE
------------------------------------------------------------------
BY THE LANDLORD, ITS ACTUAL OR APPARENT AGENTS, EMPLOYEES OR REPRESENTATIVES AS
--------------------------------------------------------------------------------
TO THE LEGAL SUFFICIENCY, LEGAL OR THE TRANSACTION RELATING THERETO.
--------------------------------------------------------------------

                                                                   April 5, 1999

                                  EXHIBIT "A"
                                  -----------


                                   SITE PLAN

-------------------------------------------------------------PENN-FLORIDA-------

                                  CONDOR PLACE
                            1181 SOUTH ROGERS CIRCLE
                           BOCA RATON, FLORIDA 33487


SITE PLAN
---------


                               [GRAPHIC OMITTED]


          FOR INFORMATION CONTACT:           RON SNEIDMAN
                                             Penn-Florida Realty Corporation
                                             1515 N. Federal Highway, Suit 306
                                             Boca Raton, Florida 33432
                                             Phone: (561) 750-1030
                                             Fax: (561) 391-2676



--------------------------------------------------------------------------------
The information contained herein is regarded as being reliable; however, it is not guaranteed, and is submitted subject to corrections, omissions, errors, change or withdrawal without notice.

                                                                   April 5, 1999

                                  EXHIBIT "B"
                                  -----------

                                 SIGN CRITERIA


These criteria have been established for the purposes of assuring an outstanding office/warehouse development and for the mutual benefit of all Tenants. Conformance will be strictly enforced and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the Tenant, unless otherwise approved in writing by Landlord.


General Requirements:

         1. Prior to applying for sign permit, each Tenant shall submit or cause to be submitted to the Landlord for approval before fabrication, at lease two copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics.

         2. All permits for signs and their installation shall be obtained by the Tenant or his representative.

         3. Tenant shall be responsible for the ftilfillment of all requirements and specifications.

         4. All signs shall be constructed and installed at Tenant's expense.

         5. All signs shall be reviewed by the Landlord for conformance with this criteria and overall design quality. Approval or disapproval of sign submittals based on aesthetics of design shall remain the right of the Landlord and the local, city or county agencies that have jurisdiction is such matters.

         6. Tenant's name identification is permitted on the window adjacent to the office entry door on units 3 through 32 and on the office entry door on units 1, 2, 33 & 34. Lettering is to be white in color, 2 inches in height, helvetica medium (upper case) in style, and to identify the business name only.

         7. All window identification lettering shall start at a 5 foot height off the interior finished floor.

                                                                   April 5, 1999

                                  EXHIBIT "C"
                                  -----------

                      SECURITY DEPOSIT REFUND & DEDUCTION


Per Sections 1. 10, 3.03 and 13.02(c) of this Lease:

1. Upon the vacating of the premises for expiration of the Lease, the Landlord shall have thirty (30) days to return the Security Deposit, or to give the Tenant written notice by certified mail to the Tenant's last known mailing address of Landlord's intention to impose a claim on the Security Deposit and the reason for imposing the claim.

2. If the Landlord fails to give the required notice within the thirty (30) day period he forfeits his right to impose a claim upon the Security Deposit.

3. Unless the Tenant objects to the imposition of the Landlord's claim or the amount thereof within thirty (30) days after receipt of Landlord's notice of intention to impose a claim, the Landlord may then deduct the amount of his claim and shall remit the balance of deposit to the Tenant within thirty (30) days.

                                                                   April 5, 1999

                                  EXHIBIT "D"
                                  -----------


                        MISCELLANEOUS TERMS & CONDITIONS



1. Per Sections 1. 10, 3.03 and 13.02(c):

On or before execution of this Lease, Tenant shall deposit with Landlord $3,841.78 as payment for the initial Security Deposit as required in this Lease.

2. Per Sections 1. 1 3, 3.03 and 13.02(c):

2. Per Section 5.02:

Tenant shall have thirty (30) days from the date on which the last party signs this Lease to obtain all occupational and other licenses needed to operate Tenant's business at the location as stated in Section 1.04 of this Lease.

                                                                   April 5, 1999

                                  EXHIBIT "E"
                                  -----------


                               TENANT IMPROVEMENTS

The cost of all changes to the standard space as provided by Landlord shall be bome and performed by Tenant in accordance with the provisions set forth below.

Before any applicable alterations, additions, or improvements are made according to Section 6.05 of this Lease, Tenant shall submit to Landlord or Landlord's Representative four sets of fully dimensioned 1/4" scale drawings and specifications prepared by Tenant's licensed architect at Tenant's expense, which drawings shall indicate clearly and in detail all specific changes and alterations of Tenant's space, including but not limited to the storefront, interior partitions, trade fixtures plans, plumbing, lighting, electrical outlets, floor coverings, interior walls and finishes, doors, alarm systems, special door openers and buzzers, ceilings, air conditioning and computer, terminals. Any and all such plans shall be subject to Landlord's or Landlord's Representative's prior written approval. Landlord or Landlord's Representative shall have ten (IO) days within which to approve or disapprove Tenanf s proposed plans. In the event Landlord or Landlord's Representative approves such plans, Tenant shall immediately commence with the permit and construction process to completion. In the event Landlord or Landlord's Representative shall disapprove Tenant's plans, Landlord or Landlord's Representative shall provide Tenant with written objections, and Tenant shall have ten (I 0) days within which to amend its proposed plans and incorporate Landlord's or Landlord's Representative's required changes. In the event Tenant fails to do so, Landlord shall have the right, upon ten (10) days written notice, to terminate this Lease. In no event shall Tenant commence any work in the Premises until Landlord or Landlord's Representative shall have approved in writing Tenant's final plans and all work shall be in accordance with the final approved plans. In addition, Tenant shall not have the right to enter upon the Premises to commence such construction until it has delivered to Landlord a certificate of its liability insurance in accordance with Section 4.04(b) of the Lease.

Tenant shall obtain at its sole cost and expense all necessary approvals and permits from all applicable goverm-nental authorities prior to commencement of work, and shall promptly cause to be made any and all required changes in order to secure any and all such approvals and permits. Tenant shall supply Landlord copies of Tenant's certificate of occupancy with respect to the completed Premises within ten (10) days of the earlier of the following dates: (a) the date upon which Tenant obtains such certificates of occupancy; or (b) the date upon which Tenant commences business operations in the Premises. Failure of Tenant to timely deliver such certificate of occupancy shall be a material default hereunder.

All work and improvements of any kind shall be Tenant's responsibility and must be specified and constructed in accordance with the Approved Plans. -

Tenant proposes to do the following work at Tenant's expense:

         1. Expand entry to warehouse area from office area to approximately 6 feet wide with double doors instead of existing approximately 3 foot wide single door.

         2. Drop ceiling in warehouse area and provide adequate lighting.

                                                                   April 5, 1999

                         STATEMENT OF AGENCY DISCLOSURE



RIE:     PROPERTY:                               Condor Place

         SELLER[LESSOR:                          R. A. LaPointe, Trustee

         BUYER/LESSEE:                           New Age Cities.Com, Inc.


Pursuant to Chapter 475, Florida Statutes, Rule 2 1 V- 1 0.033 A2ency Disclosure, Penn-Florida Realty Corporation ("PFRC") hereby notifies the undersigned that in the transaction referenced above, PFRC represents:

(x)     Seller/Lessor

( )     Buyer/Lessee

( ) Both Seller/Lessor and Buyer/Lessee, which dual agency is expressly consented to as evidenced by authorized signature below.


The undersigned hereby acknowledges receipt of this Statement prior to the execution of the subject contract/lease.



SELLER/LESSOR:                                   BUYER/LESSEE:


R. A. LaPointe, Trustee                          NewAgeCities.Com, Inc.


By: /s/ Richard A. LaPointe                      By:/s/ Kenneth Shenkman
   ----------------------------                     ----------------------------

Title:                                           Title: President
      -------------------------                        -------------------------

Date:                                            Date: 4/16/99
     --------------------------                       --------------------------


                                                                   April 5, 1999

                         STATEMENT OF AGENCY DISCLOSURE



RIE:     PROPERTY:                               Condor Place

         SELLER[LESSOR:                          R. A. LaPointe, Trustee

         BUYER/LESSEE:                           New Age Cities.Com, Inc.


Pursuant to Chapter 475, Florida Statutes, Rule 2 1 V- 1 0.033 A2ency Disclosure, Penn-Florida Realty Corporation ("PFRC") hereby notifies the undersigned that in the transaction referenced above, PFRC represents:

(x)     Seller/Lessor

( )     Buyer/Lessee

( ) Both Seller/Lessor and Buyer/Lessee, which dual agency is expressly consented to as evidenced by authorized signature below.


The undersigned hereby acknowledges receipt of this Statement prior to the execution of the subject contract/lease.



SELLER/LESSOR:                                   BUYER/LESSEE:


R. A. LaPointe, Trustee                          NewAgeCities.Com, Inc.


By: /s/ [ILLEGIBLE]                              By:/s/ [ILLEGIBLE]
   ----------------------------                     ----------------------------

Title:                                           Title: President
      -------------------------                        -------------------------

Date: 4/18/99                                    Date: 4/16/99
     --------------------------                       --------------------------


                                                                   April 5, 1999
                                       24